UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22410

T. Rowe Price Real Assets Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2019

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Real Assets Fund	June 30, 2019
PRAFX	Investor Class
PRIKX	I Class

Beginning on January 1, 2021, as permitted by SEC regulations, paper copies of the T. Rowe Price funds’ annual and semiannual shareholder reports will no longer be mailed, unless you specifically request them. Instead, shareholder reports will be made available on the funds’ website (troweprice.com/prospectus), and you will be notified by mail with a website link to access the reports each time a report is posted to the site.

If you already elected to receive reports electronically, you will not be affected by this change and need not take any action. At any time, shareholders who invest directly in T. Rowe Price funds may generally elect to receive reports or other communications electronically by enrolling at troweprice.com/paperless or, if you are a retirement plan sponsor or invest in the funds through a financial intermediary (such as an investment advisor, broker-dealer, insurance company, or bank), by contacting your representative or your financial intermediary.

You may elect to continue receiving paper copies of future shareholder reports free of charge. To do so, if you invest directly with T. Rowe Price, please call T. Rowe Price as follows: IRA, nonretirement account holders, and institutional investors, 1-800-225-5132; small business retirement accounts, 1-800-492-7670. If you are a retirement plan sponsor or invest in the T. Rowe Price funds through a financial intermediary, please contact your representative or financial intermediary or follow additional instructions if included with this document. Your election to receive paper copies of reports will apply to all funds held in your account with your financial intermediary or, if you invest directly in the T. Rowe Price funds, with T. Rowe Price. Your election can be changed at any time in the future.

T. ROWE PRICE REAL ASSETS FUND

HIGHLIGHTS

■	The Real Assets Fund produced positive returns for the six-month period ended June 30, 2019, but underperformed its benchmarks.

■	Security selection within metals and mining and precious metals stocks detracted, while selection among U.S. and global real estate securities was mixed. A short-term allocation to cash weighed on relative returns.

■	Tactical weights to the underlying components are in line with their neutral allocations as opportunities appear more balanced. These allocations reflect a top-down view of the real assets sector, with a focus on how inflation affects the various securities in the portfolio.

■	In our view, the current state of the U.S. economy is unlikely to spur significant inflation, and growth is moderating globally. Real assets equities face headwinds from structural challenges and weak global demand.

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*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

CIO Market Commentary

Dear Shareholder

Markets overcame a bout of volatility in May and recorded exceptional returns in the six months ended June 30, 2019. The large-cap S&P 500 Index reached record highs and notched its best start to a year in over two decades. Overseas equity markets were also strong, while bond prices rose as longer-term interest rates fell to their lowest levels since late 2016.

Markets rebounded to start the year, as many of the worries behind the sell-off in late 2018 receded. Investors seemed most relieved by a dovish pivot in monetary policy. The S&P 500 scored its best daily gain for the period on January 4, after Federal Reserve Chair Jerome Powell pledged that the central bank would respond with all the tools at its disposal to counteract an economic downturn or financial turmoil. The Fed soon paused and kept rates steady following a series of quarterly hikes stretching back to late 2017.

Investors also seemed comforted by progress in U.S.-China trade relations. In March, President Donald Trump postponed a threatened tariff increase on Chinese goods and remarked that the two sides were “getting very close” to a deal. Encouraging statements continued to flow from the White House, and speculation grew that Chinese President Xi Jinping would soon visit Washington to sign an agreement.

Hopes for a deal were dashed in early May, however, sending stocks sharply lower. With negotiations at a standstill, on May 10, the administration increased the tariff rate to 25% from 10% on $200 billion in Chinese goods, as the president had long threatened. China soon retaliated with its own tariffs. A technological “cold war” also seemed to be developing, with both sides taking measures to cut off the other’s access to key components and raw materials. Stocks fell sharply in response, and the small- and mid-cap indexes moved back into correction territory, or down more than 10% from the highs they established late in the previous summer.

Another turn in trade policy in June helped stocks recover their losses. The White House abandoned an earlier threat to put tariffs on Mexican imports in response to immigration issues, and President Trump again softened his stance on China. Markets were closed on the final weekend of the month, when the president announced that he and President Xi had agreed to resume trade negotiations and arranged a truce that would at least temporarily prevent the imposition of further tariffs.

An even bigger factor in the June rebound appeared to be growing confidence that the Fed would cut interest rates rather than merely keep them steady. Fed Chair Powell pledged that policymakers were paying close attention to the impact of trade tensions on the economy and would “act as appropriate to sustain the expansion.” Policymakers also dropped references to being “patient” in adjusting monetary policy. By the end of the month, futures markets were pricing in 75 basis points (0.75 percentage point) of cuts in the second half of the year, with a reasonable chance of more to come in 2020.

The dovish shift in Fed policy has been driven by accumulating evidence of slowing global growth. Rising trade barriers have taken a heavy toll on the global manufacturing sector, and business investment has pulled back as managers confront additional sources of uncertainty, such as the possibility of a disorderly Brexit this October. As a result, corporate earnings growth has stalled in the U.S. and turned negative in other major markets. On the positive side, consumers remain in much better shape, particularly domestically.

We see little evidence to suggest a recession is on the horizon. Indeed, with markets at all-time highs, investors seem willing to bet that this decade-long economic recovery still has legs. We will keep a close eye on developments and rely on our careful fundamental research to avoid pitfalls; I am confident our strategic investing approach will continue to serve our shareholders well.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks to provide long-term growth of capital.

FUND COMMENTARY

How did the fund perform in the past six months?

The Real Assets Fund returned 14.27% for the six months ended June 30, 2019. The fund trailed the broader global equities market, represented by the MSCI All Country World Index, and its combined index portfolio, a custom benchmark composed of multiple indexes that represent the asset classes in which the fund invests. However, the custom benchmark—which represents the market return to inflation-sensitive equities—managed to outperform global stocks throughout this period. (Returns for I Class shares varied slightly, reflecting their different fee structure. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Global equity markets surged in the first half of the year, despite a sharp pullback in May after U.S.-China trade negotiations unexpectedly broke down. While the underlying sub-asset classes in the Real Assets Fund generated strong absolute returns, most underperformed their respective benchmarks. A short-term allocation to cash, in a period where equities posted meaningful gains, also weighed on relative results.

Several base metals generated double-digit returns, and a flight to safety amid equity market volatility catalyzed a rally in gold prices, which helped the precious metals and minerals industry to advance. While this tailwind lifted many portfolio holdings—including Rio Tinto, BHP (Australia), and Kirkland Lake Gold—our underexposure to the largest players weighed on results. We believe that a global oversupply of many metals and mining commodities is a headwind for global metals over the long term and remain defensively positioned, focusing on companies with solid balance sheets and responsible capital allocation. Within precious metals, we like producers pursuing mining projects that are lower on the cost curve and should drive significant production growth upon completion. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Security selection in U.S. and global real estate stocks was mixed. Real estate stocks benefited from the Federal Reserve’s dovish pivot and solid macroeconomic trends. In the U.S., our lack of exposure to the strong-performing data center segment was a notable detractor. Our mall landlords struggled as a growing threat from e-commerce and store closures weighed on the retail segment. Despite owning highly productive regional malls with solid results, Macerich and Simon Property Group were down during the period.

However, U.S. industrials Terreno Realty and Prologis added value after reporting solid earnings growth as the continued growth of e-commerce has helped increase warehouse occupancy and rental rates. Globally, security selection in Japan and Europe contributed to relative performance, while holdings in Australia detracted.

Stock selection within the natural resources segment hurt relative returns. Names in the integrated oil and gas industry detracted, driven by our overweight position in Occidental Petroleum. The stock sold off after the company successfully countered Chevron’s rival takeover bid for Anadarko Petroleum. The market balked not only at the valuation and strategic rationale for the deal, but also at the way Occidental avoided a shareholder vote and relied on expensive financing to fund the transaction. While the acquisition will add leverage to Occidental’s once-clean balance sheet, we believe that the company remains a leading operator in the Permian Basin—an area in West Texas with multiple oil-rich shale formations.

Stock selection in U.S. oil exploration and production also weighed on results, most notably Centennial Resources Development, a Permian Basin-focused oil producer, and Canada-based Seven Generations Energy. Both stocks sold off on signs of weak well productivity and questions about their capital efficiency.

How is the fund positioned?

Equities in the Real Assets Fund face durable headwinds as global demand weakens and structural challenges persist. The Federal Reserve’s pivot to a more dovish stance and its shift toward data dependency suggest that we could have a scenario where we have lower interest rates for longer. While this would be supportive for real estate investors, uncertainty lingers for the asset class, given that the potential rate cut signifies slowing growth, which could hurt the underlying rental yields.

Meanwhile, global commodities remain in the midst of a secular downcycle, driven by a long-term global supply/demand imbalance. Growth has slowed in China, pressuring industrial metals; at the same time, the torrid pace of productivity improvements—thanks to the U.S. shale revolution—has driven down energy extraction costs and boosted supply, hurting pricing power in the industry.

The fund’s current positioning is in line with designated neutral allocations to the main underlying components outlined below, as opportunities appear balanced.

■	Global Natural Resources (30%) invests in resource companies involved in energy, forest products, mining, and other commodities.
■	U.S. Real Estate (20%) and Global Real Estate (20%) invest in companies across the commercial real estate sector that include apartment, residential, lodging, industrial, office, and retail.
■	Global Metals and Mining (25%) invests in metals and mining companies that own or develop basic commodities with attractive long-term supply/demand fundamentals.
■	Precious Metals (5%) is an additional sub-portfolio within the global metals and mining sector that provides a strategic overweight to the gold and precious metals subindustries.

In this challenging environment, the fund’s underlying components focus on owning high-quality companies that operate efficiently at a lower cost and are capable of generating cash flow growth and profits when prices are under pressure. Our fund positioning includes a top-down view of the real assets sector, with a focus on how inflation affects the various securities in the portfolio.

What is portfolio management’s outlook?

Given the current state of the U.S. economy, we do not expect inflation to accelerate. The U.S. labor market has achieved full employment without putting meaningful pressure on wages. Economic activity has weakened, and normal business cycle dynamics have proved elusive, as witnessed by a dormant housing market, slumping investment spending, and below-normal wage growth. Going into the latter half of 2019, the tailwind from U.S. fiscal stimulus will have dissipated fully. The one potential risk to inflation may come from food prices. Spring flooding and trade tensions have decimated U.S. agriculture; as of the end of June, the major field crops have emerged slowly, and a significantly larger-than-normal percentage of crops are rated in poor condition.

Globally, many countries also face moderating growth. Chinese economic growth has decelerated, thanks in part to a deleveraging campaign. Eurozone economies have faced a difficult export environment (especially to China), and Germany’s manufacturing sector has slumped sharply. Against this backdrop, heightened uncertainty over the impact of Britain’s expected withdrawal from the European Union at the end of October has only added to the European angst. Finally, the Japanese economy remains stuck in a low-inflation environment.

Over the short term, we are of the view that the market is too upbeat about the current economic slowdown and the ability of policy to combat the economic weakness. A broad array of metrics—industrial production, housing, capital goods orders, and exports—are all as weak as they were during the depths of the earnings recession of 2015. Despite the tepid conditions, equity markets continue to rally to new highs in the United States and globally, largely on expectations of looser monetary policy and easier liquidity conditions. We worry that, at best, much easing is already priced in, thereby limiting future gains, and, at worst, the market is underestimating the depth of the slowdown. It would take a series of aggressive easing, not already anticipated, or a more spendthrift consumer to help lift actual economic activity, sales, and earnings.

Despite our concerns, we are beginning to see glimmers of possible support for a more durable step-up in inflation over the longer term. First, most investors have become bearish on inflation, limiting the scope of downside surprises. Second, thanks to years of low investment rates, global capacity is both aging and facing supply constraints—particularly as firms unwind supply chains exposed to political risks and tariffs on Chinese exports. Third, the global labor force is aging rapidly, and unemployment rates are falling to very low levels. This suggests that there could be a rebound in pricing power. We believe that, should the rate of inflation move higher, the Real Assets Fund’s diversification benefits may help to provide a buffer, especially since a higher inflation rate has historically been a headwind for more traditional stock and bond portfolios.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF STOCK INVESTING

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. The rate of earnings growth of natural resources companies may be irregular since these companies are strongly affected by natural forces, global economic cycles, and international politics. For example, stock prices of energy companies can fall sharply when oil prices decrease.

BENCHMARK INFORMATION

Combined index portfolio: The Real Assets Fund’s combined index portfolio is composed of 30% MSCI World Select Natural Resources, 25% MSCI All Country World Index Metals and Minerals, 20% Wilshire RESI, 20% EPRA/NAREIT Developed Real Estate Index, 4% MSCI All Country World Index IMI Gold, and 1% MSCI All Country World Index IMI Precious Metals and Minerals.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/19
BHP (Australia)	3.8%
Rio Tinto	3.1
Prologis	2.6
AvalonBay Communities	1.9
Barrick Gold	1.7
Equity Residential	1.7
Public Storage	1.6
Total	1.4
Essex Property Trust	1.4
Newmont Goldcorp	1.4
Vale	1.3
Franco-Nevada	1.0
BHP (United Kingdom)	1.0
Healthcare Realty Trust	1.0
Douglas Emmett	1.0
Kirkland Lake Gold	0.9
SL Green Realty	0.9
Camden Property Trust	0.9
Simon Property Group	0.9
Boliden	0.9
CubeSmart	0.9
Alexandria Real Estate	0.8
Linde	0.8
Air Products and Chemicals	0.8
American Campus Communities	0.8
Total	**34.5%**

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS‡	Shares/Par	$ Value
(Cost and value in $000s)		
COMMON STOCKS 94.5%		
CONSUMER DISCRETIONARY 0.6%		
Hotels, Resorts, & Cruise Lines 0.6%		
Hilton Worldwide Holdings	183,106	17,897
Total Consumer Discretionary		17,897
CONSUMER STAPLES 0.4%		
Agricultural Products 0.1%		
Corteva (1)	81,604	2,413
		2,413
Packaged Foods & Meats 0.3%		
Cal-Maine Foods	50,793	2,119
Sanderson Farms	45,325	6,190
		8,309
Total Consumer Staples		10,722
ENERGY 12.5%		
Integrated Oil & Gas 4.2%		
BP (GBP)	3,153,609	21,971
Chevron	63,618	7,917
Eni (EUR)	81,689	1,358
Equinor (NOK)	521,759	10,350
Exxon Mobil	115,533	8,853
Galp Energia (EUR)	684,067	10,520
Occidental Petroleum	391,153	19,667
Suncor Energy	185,060	5,767
TOTAL (EUR)	780,510	43,782
		130,185
Oil & Gas Equipment & Services 1.4%		
Baker Hughes	221,521	5,456
Dril-Quip (1)	65,424	3,140
Energy Reservoir Holdings, Class A-1, Acquisition Date: 4/30/19, Cost $2,530 (1)(2)(3)(4)	2,530,088	2,530
Halliburton	345,269	7,852
Hunting (GBP)	363,876	2,366

Schlumberger	387,971	15,418
Schoeller-Bleckmann Oilfield Equipment (EUR)	25,098	2,131
Tenaris (EUR)	458,314	6,011
		44,904
Oil & Gas Exploration & Production 5.0%		
Anadarko Petroleum	116,800	8,241
Cabot Oil & Gas	240,202	5,515
Cairn Energy (GBP) (1)	1,275,445	2,813
Centennial Resource Development, Class A (1)	557,152	4,229
Concho Resources	225,760	23,294
ConocoPhillips	110,168	6,720
Continental Resources (1)	262,101	11,032
Devon Energy	273,617	7,803
Diamondback Energy	149,114	16,249
Encana	653,800	3,354
EOG Resources	242,816	22,621
Jagged Peak Energy (1)	359,102	2,970
Kelt Exploration (CAD) (1)	386,593	1,151
Kosmos Energy	848,544	5,320
Lundin Petroleum (SEK)	214,462	6,682
Magnolia Oil & Gas, Class A (1)	336,155	3,893
Pioneer Natural Resources	105,535	16,238
Seven Generations Energy, Class A (CAD) (1)	541,931	2,657
WPX Energy (1)	389,208	4,480
		155,262
Oil & Gas Refining & Marketing 0.7%		
Marathon Petroleum	139,347	7,787
Phillips 66	60,644	5,673
Valero Energy	85,999	7,362
		20,822
Oil & Gas Storage & Transportation 1.2%		
Enbridge	168,626	6,084
Plains GP Holdings, Class A	137,694	3,438
Targa Resources	57,400	2,254
TC Energy	399,554	19,786

Venture Global LNG, Series B, Acquisition Date: 3/8/18, Cost $112 (1)(2)(4)	37	192
Venture Global LNG, Series C, Acquisition Date: 5/25/17 - 3/8/18, Cost $2,704 (1)(2)(4)	759	3,947
		35,701
Total Energy		386,874
HEALTH CARE 0.0%		
Biotechnology 0.0%		
Calyxt (1)	32,300	403
Total Health Care		403
INDUSTRIALS & BUSINESS SERVICES 2.4%		
Agricultural & Farm Machinery 0.4%		
AGCO	42,465	3,294
CNH Industrial (EUR)	344,528	3,539
Toro	78,216	5,233
		12,066
Construction & Engineering 0.4%		
Fluor	135,200	4,555
Jacobs Engineering Group	67,125	5,665
Valmont Industries	20,704	2,625
		12,845
Diversified Support Services 0.2%		
Shurgard Self Storage (EUR)	149,593	5,400
		5,400
Electrical Components & Equipment 0.2%		
Schneider Electric (EUR)	44,752	4,049
SGL Carbon (EUR) (1)	158,789	1,289
		5,338
Heavy Electrical Equipment 0.0%		
Bloom Energy, Class A (1)	35,242	432
		432
Industrial Machinery 1.0%		
Epiroc, Class B (SEK)	448,988	4,454

Flowserve	78,233	4,122
Sandvik (SEK)	336,377	6,181
Wartsila (EUR)	404,114	5,868
Weir Group (GBP)	223,033	4,389
Xylem	64,172	5,367
		30,381
Research & Consulting Services 0.2%		
ALS (AUD)	656,174	3,390
Intertek Group (GBP)	46,607	3,258
		6,648
Total Industrials & Business Services		73,110
INFORMATION TECHNOLOGY 0.1%		
IT Consulting & Other Services 0.1%		
KBR	133,548	3,331
Total Information Technology		3,331
MATERIALS 40.1%		
Aluminum 0.7%		
Alumina (AUD)	6,248,930	10,257
Aluminum of China, Class H (HKD) (1)	4,564,000	1,621
Hindalco Industries (INR)	1,176,112	3,530
Norsk Hydro (NOK)	1,343,762	4,813
		20,221
Commodity Chemicals 0.2%		
Orion Engineered Carbons	92,394	1,978
Westlake Chemical	75,000	5,210
		7,188
Copper 1.5%		
Antofagasta (GBP)	703,477	8,310
ERO Copper (CAD) (1)	27,090	459
First Quantum Minerals (CAD)	569,951	5,414
Freeport-McMoRan	1,202,107	13,956
Jiangxi Copper, Class H (HKD)	1,042,000	1,389
KGHM Polska Miedz (PLN) (1)	116,219	3,227

Lundin Mining (CAD)	586,553	3,229
Southern Copper	294,101	11,426
		47,410
Diversified Chemicals 0.3%		
BASF (EUR)	42,141	3,066
Dow	78,004	3,846
Incitec Pivot (AUD)	1,583,019	3,794
		10,706
Diversified Metals & Mining 13.4%		
Anglo American (GBP)	601,395	17,181
BHP Group (AUD)	4,075,558	118,471
BHP Group (GBP)	1,213,466	31,034
Boliden (SEK)	1,058,025	27,111
Glencore (GBP)	6,712,045	23,230
Grupo Mexico, Series B (MXN)	2,221,788	5,917
Independence Group (AUD)	2,749,463	9,148
Korea Zinc (KRW)	3,653	1,507
Mitsubishi Materials (JPY)	63,700	1,815
MMC Norilsk Nickel (RUB)	40,091	9,073
Rio Tinto (GBP)	1,531,367	94,781
Rio Tinto (AUD)	157,999	11,570
South32 (AUD)	9,557,846	21,425
Sumitomo Metal Mining (JPY)	463,100	13,882
Teck Resources, Class B	985,702	22,730
Vedanta (INR)	1,176,890	2,973
		411,848
Fertilizers & Agricultural Chemicals 0.4%		
CF Industries Holdings	178,594	8,342
Yara International (NOK)	110,639	5,375
		13,717
Forest Products 0.3%		
Interfor (CAD)(1)	235,798	2,510
West Fraser Timber (CAD)	163,200	7,440
		9,950

Gold 10.0%

Agnico Eagle Mines (CAD)	320,477	16,431
Alacer Gold (CAD) (1)	167,811	583
Alamos Gold, Class A (CAD)	222,465	1,342
Anglogold Ashanti (ZAR)	565,720	10,140
B2Gold (CAD) (1)	563,635	1,713
Barrick Gold (CAD)	3,351,563	52,901
Centamin (GBP)	656,919	956
Centerra Gold (CAD) (1)	124,126	874
Cia de Minas Buenaventura, ADR	295,085	4,919
Coeur Mining (1)	111,295	483
Detour Gold (CAD) (1)	100,815	1,272
Dundee Precious Metals (CAD) (1)	78,204	291
Eldorado Gold (CAD) (1)	90,723	527
Endeavour Mining (CAD) (1)	43,736	713
Evolution Mining (AUD)	1,692,182	5,186
Franco-Nevada (CAD)	373,731	31,721
Gold Fields (ZAR)	1,134,994	6,169
Gold Road Resources (AUD) (1)	372,632	260
Harmony Gold Minning, ADR (1)	262,043	595
Iamgold (CAD)(1)	266,048	900
Kinross Gold (CAD) (1)	1,720,654	6,648
Kirkland Lake Gold (CAD)	678,995	29,254
McEwen Mining	161,823	283
Newcrest Mining (AUD)	1,052,604	23,648
Newmont Goldcorp	890,622	34,262
Newmont Goldcorp (CAD)	232,842	8,929
Northern Star Resources (AUD)	2,054,085	16,851
Novagold Resources (CAD) (1)	139,213	820
OceanaGold (CAD)	353,014	965
Osisko Gold Royalties (CAD)	464,486	4,842
Polymetal International (RUB)	291,665	3,703
Polyus (RUB)	36,856	3,397
Pretium Resources (CAD) (1)	100,196	1,002
Regis Resources (AUD)	287,441	1,067
Resolute Mining (AUD)	444,866	419

Royal Gold	37,362	3,829
Sandstorm Gold (CAD) (1)	101,609	564
Saracen Mineral Holdings (AUD) (1)	4,600,750	11,911
Seabridge Gold (CAD) (1)	24,316	329
SEMAFO (CAD) (1)	1,633,896	6,438
Sibanye Gold (ZAR) (1)	1,290,454	1,520
Silver Lake Resources (AUD) (1)	439,821	389
SSR Mining (CAD) (1)	68,395	936
St Barbara (AUD)	398,481	823
Torex Gold Resources (CAD) (1)	48,095	494
Yamana Gold (CAD)	548,083	1,390
Zhaojin Mining Industry, Class H (HKD)	600,000	674
Zijin Mining Group, Class H (HKD)	8,756,000	3,558
		306,921
Industrial Gases 1.7%		
Air Products & Chemicals	112,643	25,499
Linde	128,714	25,846
		51,345
Metal & Glass Containers 0.6%		
Ball	213,665	14,954
Vidrala (EUR)	44,276	4,166
		19,120
Paper Packaging 0.6%		
Avery Dennison	47,353	5,478
International Paper	137,416	5,953
Packaging Corp. of America	64,400	6,138
		17,569
Paper Products 0.2%		
Mondi (GBP)	216,693	4,932
		4,932
Precious Metals & Minerals 1.4%		
Alrosa (RUB)	7,348,920	10,001
Anglo American Platinum (ZAR)	152,966	9,102
Asahi Holdings (JPY)	67,200	1,365

Fresnillo (GBP)	628,984	6,962
Impala Platinum Holdings (ZAR) (1)	1,309,788	6,491
Industrias Penoles (MXN)	397,194	5,118
Northam Platinum (ZAR) (1)	671,476	2,813
Osisko Mining (CAD) (1)	342,765	864
Petra Diamonds (GBP) (1)	522,709	130
		42,846
Silver 0.3%		
Wheaton Precious Metals (CAD)	426,745	10,320
		10,320
Specialty Chemicals 2.7%		
Akzo Nobel (EUR)	73,854	6,940
Croda International (GBP)	134,244	8,732
DuPont de Nemours	94,604	7,102
Koninklijke DSM (EUR)	81,957	10,112
PPG Industries	88,380	10,315
Quaker Chemical	28,810	5,845
RPM International	206,382	12,612
Sherwin-Williams	24,321	11,146
Symrise (EUR)	55,078	5,304
Umicore (EUR)	89,304	2,866
Victrex (GBP)	133,311	3,663
		84,637
Steel 5.8%		
ArcelorMittal (EUR)	638,691	11,425
Baoshan Iron & Steel, A Shares (CNH)	1,156,600	1,097
BlueScope Steel (AUD)	515,533	4,384
China Steel (TWD)	11,351,000	9,123
Cia Siderurgica Nacional (BRL)	597,821	2,584
Eregli Demir ve Celik Fabrikalari (TRY)	1,362,813	1,851
Evraz (GBP)	504,742	4,274
Fortescue Metals Group (AUD)	1,337,621	8,507
Hesteel, A Shares (CNH)	2,603,251	1,135
Hitachi Metals (JPY)	203,900	2,312
Hyundai Steel (KRW)	77,369	2,805

Inner Mongolia Baotou Steel Union, A Shares (CNH)	4,596,900	1,133
JFE Holdings (JPY)	474,200	6,983
JSW Steel (INR)	805,628	3,228
Kobe Steel (JPY)	299,200	1,964
Kumba Iron Ore (ZAR)	61,554	2,182
Magnitogorsk Iron & Steel Works (RUB)	2,138,500	1,522
Maruichi Steel Tube (JPY)	52,900	1,472
Nippon Steel (JPY)	776,500	13,364
Novolipetsk Steel (RUB)	1,152,770	2,913
Nucor	293,964	16,197
POSCO (KRW)	75,940	16,121
Severstal (RUB)	201,860	3,407
Steel Dynamics	215,750	6,516
Tata Steel (INR)	339,787	2,485
thyssenkrupp (EUR)	388,711	5,675
Vale (BRL)	3,058,953	41,272
voestalpine (EUR)	112,129	3,466
		179,397
Total Materials		1,238,127
REAL ESTATE 36.2%		
Diversified Real Estate Activities 1.8%		
Hang Lung Properties (HKD)	3,462,000	8,236
Heiwa Real Estate (JPY)	169,900	3,478
Mitsubishi Estate (JPY)	588,500	10,968
Mitsui Fudosan (JPY)	567,000	13,780
Sun Hung Kai Properties (HKD)	1,111,500	18,857
		55,319
Diversified Real Estate Investment Trusts 0.9%		
Alexander & Baldwin, REIT	249,412	5,761
Concentradora Fibra Danhos (MXN)	2,127,224	2,837
Gecina (EUR)	47,637	7,131
PS Business Parks, REIT	39,378	6,636
VEREIT, REIT	108,487	978
WP Carey, REIT	56,800	4,611
		27,954

Health Care Real Estate Investment Trusts 2.6%		
HCP, REIT	153,972	4,924
Healthcare Realty Trust, REIT	971,923	30,441
Healthcare Trust of America, Class A, REIT	873,836	23,969
National Health Investors, REIT	10,498	819
Omega Healthcare Investors, REIT	68,935	2,534
Ventas, REIT	114,766	7,844
Welltower, REIT	127,723	10,413
		80,944
Hotel & Resort Real Estate Investment Trusts 1.0%		
Hoshino Resorts REIT (JPY)	745	3,830
Host Hotels & Resorts, REIT	594,379	10,830
Pebblebrook Hotel Trust, REIT	101,734	2,867
Sunstone Hotel Investors, REIT	957,725	13,130
		30,657
Industrial Real Estate Investment Trusts 5.0%		
EastGroup Properties, REIT	79,007	9,163
First Industrial Realty Trust, REIT	164,297	6,036
Goodman Group (AUD)	837,039	8,847
Mapletree Logistics Trust (SGD)	1,329,200	1,563
Mitsui Fudosan Logistics Park (JPY)	2,782	9,461
Nippon Prologis REIT (JPY)	3,375	7,796
Prologis, REIT	998,820	80,006
Rexford Industrial Realty, REIT	197,400	7,969
Terreno Realty, REIT	443,289	21,739
		152,580
Office Real Estate Investment Trusts 6.7%		
Alexandria Real Estate Equities, REIT	185,155	26,124
Allied Properties Real Estate Investment Trust (CAD)	146,394	5,295
Boston Properties, REIT	101,443	13,086
CapitaLand Commercial Trust (SGD)	3,416,600	5,483
Derwent London (GBP)	224,398	8,886
Douglas Emmett, REIT	759,988	30,278
Great Portland Estates (GBP)	995,240	8,650
Highwoods Properties, REIT	183,131	7,563

Hudson Pacific Properties, REIT	315,495	10,497
Inmobiliaria Colonial Socimi (EUR)	790,815	8,812
JBG SMITH Properties, REIT	522,959	20,573
Kilroy Realty, REIT	182,728	13,487
Paramount Group, REIT	257,325	3,605
SL Green Realty, REIT	360,178	28,947
Vornado Realty Trust, REIT	260,968	16,728
		208,014
Real Estate Operating Companies 2.0%		
ADO Properties (EUR)	217,779	9,006
Grainger (GBP)	1,091,443	3,406
Hongkong Land Holdings	1,631,900	10,519
Hufvudstaden, A Shares (SEK)	473,004	8,050
Hysan Development (HKD)	1,594,000	8,236
Kojamo (EUR)	601,487	8,980
PSP Swiss Property (CHF)	111,028	12,976
		61,173
Residential Real Estate Investment Trusts 7.4%		
American Campus Communities, REIT	531,515	24,535
AvalonBay Communities, REIT	289,038	58,727
Camden Property Trust, REIT	265,113	27,675
Canadian Apartment Properties (CAD)	162,541	6,002
Equity Residential, REIT	679,802	51,611
Essex Property Trust, REIT	148,967	43,488
Nippon Accommodations Fund (JPY)	2,219	12,435
UNITE Group (GBP)	413,548	5,117
		229,590
Retail Real Estate Investment Trusts 5.1%		
Acadia Realty Trust, REIT	638,182	17,467
CapitaLand Mall Trust (SGD)	4,454,300	8,662
Charter Hall Retail (AUD)	1,244,775	3,823
Federal Realty Investment Trust, REIT	158,267	20,378
Kimco Realty, REIT	235,971	4,361
Macerich, REIT	703,415	23,557
National Retail Properties, REIT	17,935	951

Realty Income, REIT	34,584	2,385
Regency Centers, REIT	365,523	24,395
Scentre Group (AUD)	3,182,455	8,589
Shaftesbury (GBP)	457,384	4,668
Simon Property Group, REIT	171,872	27,458
Spirit Realty Capital, REIT	10,496	448
Unibail-Rodamco-Westfield (EUR)	22,533	3,376
Urban Edge Properties, REIT	469,296	8,133
		158,651
Specialized Real Estate Investment Trusts 3.7%		
CubeSmart, REIT	802,800	26,846
CyrusOne, REIT	26,793	1,546
Digital Realty Trust, REIT	48,147	5,671
EPR Properties, REIT	8,100	604
Equinix, REIT	12,978	6,545
National Storage (AUD)	2,723,678	3,349
Public Storage, REIT	209,536	49,905
Rayonier, REIT	266,157	8,065
Weyerhaeuser, REIT	393,352	10,361
		112,892
Total Real Estate		1,117,774
UTILITIES 2.1%		
Electric Utilities 1.3%		
Alliant Energy	79,700	3,912
American Electric Power	63,981	5,631
Entergy	33,300	3,427
Evergy	61,793	3,717
Eversource Energy	85,045	6,443
NextEra Energy	45,883	9,399
Xcel Energy	107,900	6,419
		38,948
Gas Utilities 0.4%		
Atmos Energy	123,264	13,012
		13,012

Multi-Utilities 0.4%		
NiSource	193,144	5,563
Sempra Energy	52,163	7,169
		12,732
Total Utilities		64,692
Total Miscellaneous Common Stocks 0.1% (5)		2,720
Total Common Stocks (Cost $2,361,218)		**2,915,650**
PREFERRED STOCKS 0.1%		
MATERIALS 0.1%		
Steel 0.1%		
Gerdau (BRL) (6)	1,061,600	4,202
Total Materials		4,202
Total Preferred Stocks (Cost $4,291)		**4,202**
CONVERTIBLE PREFERRED STOCKS 0.7%		
CONSUMER STAPLES 0.1%		
Agricultural Products 0.1%		
Farmers Business Network, Series D, Acquisition Date: 11/3/17, Cost $2,712 (1)(2)(4)	146,876	3,424
Total Consumer Staples		3,424
MATERIALS 0.1%		
Specialty Chemicals 0.1%		
International Flavors & Fragrances, 6.00%, 9/15/21	57,955	3,117
Total Materials		3,117
UTILITIES 0.5%		
Electric Utilities 0.4%		
American Electric Power, 6.125%, 3/15/22	50,902	2,701
NextEra Energy, 6.123%, 9/1/19	123,435	8,086
		10,787

(Amounts on $000s, except for contracts)

OPTIONS PURCHASED 0.1%

Exchange-Traded Options Purchased 0.0%

Description	Contracts	Notional Amount	Value
iShares iBoxx High Yield Corporate Bond ETF, Put, 11/15/19 @ $81.00 (1)	9,150	79,770	$ 448
SPDR Euro Stoxx 50 ETF, Put, 11/15/19 @ $34.00 (1)	4,096	15,687	148
Total Exchange-Traded Options Purchased (Premiums $1,113)			596

OTC Options Purchased 0.1%

Counterparty	Description	Contracts	Notional Amount	Value
Deutsche Bank	GBP Put / USD Call, 2/20/20 @ 1.22 (USD) (1)	1	97,600	1,459
Total OTC Options Purchased (Premiums $1,436)				1,459
Total Options Purchased (Cost $2,549)				**2,055**

Total Investments in Securities	
99.3% of Net Assets (Cost $2,505,888)	**$ 3,062,877**

‡ Shares/Par and Notional Amount are denominated in U.S. dollars unless otherwise noted.
(1) Non-income producing
(2) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $13,113 and represents 0.4% of net assets.
(3) Investment in a partnership held indirectly through a limited liability company that is owned by the fund and treated as a corporation for U.S. tax purposes.
(4) Level 3 in fair value hierarchy. See Note 2.
(5) The identity of certain securities has been concealed to protect the fund while it completes a purchase or selling program for the securities.
(6) Preferred stocks are shares that carry certain preferential rights. The dividend rate may not be consistent each pay period and could be zero for a particular year.

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Real Assets Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term growth of capital. The fund has two classes of shares: the Real Assets Fund (Investor Class) and the Real Assets Fund–I Class (I Class). I Class shares require a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, and certain other accounts. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity. Certain prior year amounts in the accompanying financial statements and financial highlights have been restated to conform to current year presentation.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class annually. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Redemption Fees Prior to April 1, 2019, a 2% fee was assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees were withheld from proceeds that shareholders received from the sale or exchange of fund shares. The fees were paid to the fund and were recorded as an increase to paid-in capital. The fees may have caused the redemption price per share to differ from the net asset value per share.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, and when considered to be in the best interest of all shareholders, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the six months ended June 30, 2019, the fund realized $38,259,000 of net gain on $121,206,000 of in-kind redemptions.

New Accounting Guidance In March 2017, the FASB issued amended guidance to shorten the amortization period for certain callable debt securities held at a premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market and are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Listed options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices and generally are categorized in Level 2 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2019 (for further detail by category, please refer to the accompanying Portfolio of Investments):

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2019. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at June 30, 2019, totaled $339,000 for the six months ended June 30, 2019.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended June 30, 2019, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of June 30, 2019, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended June 30, 2019, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) may expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs provide the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty below a specified rating would allow the fund to terminate, while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount settled. ISDAs include collateral agreements whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with a counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is typically transferred the same business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account at the fund’s custodian. While typically not sold in the same manner as equity or fixed income securities, exchange-traded or centrally cleared derivatives may be closed out only on the exchange or clearinghouse where the contracts were traded, and OTC and bilateral derivatives may be unwound with counterparties or transactions assigned to other counterparties to allow the fund to exit the transaction. This ability is subject to the liquidity of underlying positions. As of June 30, 2019, no collateral had been posted by the fund to counterparties for bilateral derivatives. As of June 30, 2019, collateral pledged by counterparties to the fund for bilateral derivatives consisted of securities valued at $1,752,000. As of June 30, 2019, securities valued at $569,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Futures Contracts The fund is subject to interest rate risk and equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risks. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the six months ended June 30, 2019, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 0% and 3% of net assets.

Options The fund is subject to foreign currency exchange rate risk and equity price risk in the normal course of pursuing its investment objectives and uses options to help manage such risks. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, options purchased are included in Investments in Securities, and Options written are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, call and put options give the holder the right, but not the obligation, to purchase or sell, respectively, a security at a specified exercise price. In return for a premium paid, currency options give the holder the right, but not the obligation, to buy and sell currency at a specified exchange rate. In return for a premium paid, options on swaps give the holder the right, but not the obligation, to enter a specified swap contract on predefined terms. The exercise price of an option on a credit default swap is stated in terms of a specified spread that represents the cost of credit protection on the reference asset, including both the upfront premium to open the position and future periodic payments. The exercise price of an interest rate swap is stated in terms of a fixed interest rate; generally, there is no upfront payment to open the position. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying asset values and currency values and, for options written, potential losses in excess of the fund’s initial investment. During the six months ended June 30, 2019, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 1% and 7% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans The fund may invest in bank loans, which represent an interest in amounts owed by a borrower to a syndicate of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is highly leveraged. Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments on a portion of a loan; however, the seller continues to hold legal title to that portion of the loan. As a result, the buyer of a loan participation generally has no direct recourse against the borrower and is exposed to credit risk of both the borrower and seller of the participation. Bank loans often have extended settlement periods, generally may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (e.g. unfunded commitments and revolving debt instruments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, if a credit agreement provides no initial funding of a tranche and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, a loan is reflected in the Portfolio of Investments only if, and only to the extent that, the fund has actually settled a funding commitment.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $1,145,624,000 and $1,163,036,000, respectively, for the six months ended June 30, 2019.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of December 31, 2018, the fund had $512,381,000 of available capital loss carryforwards.

At June 30, 2019, the cost of investments for federal income tax purposes was $2,570,969,000. Net unrealized gain aggregated $490,473,000 at period-end, of which $650,533,000 related to appreciated investments and $160,060,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2019, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended June 30, 2019, expenses incurred pursuant to these service agreements were $34,000 for Price Associates; $51,000 for T. Rowe Price Services, Inc.; and less than $1,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2019, the fund was charged $149,000 for shareholder servicing costs related to the college savings plans, of which $114,000 was for services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the Statement of Assets and Liabilities. At June 30, 2019, approximately 8% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price Funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. None of the Spectrum Funds or Retirement Funds invest in the underlying Price Funds for the purpose of exercising management or control. Pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds and Retirement Funds are borne by each underlying Price Fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds and Retirement Funds. Expenses allocated under these special servicing agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended June 30, 2019, the fund was allocated $35,000 of Spectrum Funds’ expenses and $1,377,000 of Retirement Funds’ expenses. Of these amounts, $476,000 related to services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. At June 30, 2019, approximately 85% of the outstanding shares of the Investor Class were held by the Spectrum Funds and Retirement Funds.

In addition, other mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price Funds and accounts) may invest in the fund and are not subject to the special servicing agreements disclosed above. No Price fund or account may invest for the purpose of exercising management or control over the fund. At June 30, 2019, approximately 95% of the I Class’s outstanding shares were held by Price Funds and accounts.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended June 30, 2019, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Effective for reporting periods on or after March 1, 2019, a fund, except a money market fund, files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Prior to March 1, 2019, a fund, including a money market fund, filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A money market fund files detailed month-end portfolio holdings information on Form N-MFP with the SEC each month and posts a complete schedule of portfolio holdings on its website (troweprice.com) as of each month-end for the previous six months. A fund’s Forms N-PORT, N-MFP and N-Q are available electronically on the SEC’s website (sec.gov).

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), on behalf of the fund. In that regard, at an in-person meeting held on March 11–12, 2019 (Meeting), the Board, including a majority of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the one-, two-, three-, four-, and five-year periods as of September 30, 2018, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Expense Group); and (ii) total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the third quintile (Expense Group), the fund’s actual management fee rate ranked in the first quintile (Expense Group and Expense Universe), and the fund’s total expenses ranked in the first quintile (Expense Group and Expense Universe).

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Real Assets Fund, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 16, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 16, 2019

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	August 16, 2019